THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.


                                 PROMISSORY NOTE


$200,000,000.00                                                September 1, 1999
                                                           Newton, Massachusetts

         FOR VALUE RECEIVED, SPTMRT PROPERTIES TRUST ("SPTMRT") and SENIOR HOUSING PROPERTIES TRUST ("Senior Housing"), each a Maryland real estate investment trust (each a "Maker" and together, the "Makers"), by this promissory note (this "Note"), promise unconditionally and jointly and severally to pay to HRPT PROPERTIES TRUST, a Maryland real estate investment trust ("HRPT") or registered assigns (the "Holder") the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000.00), on the Deferred Payment Date (as defined below), together with any accrued but unpaid interest on the principal amount from time to time outstanding hereunder as set forth below.

         This Note shall bear interest on the principal amount from time to time outstanding hereunder from the date hereof to and including the date on which the principal amount outstanding hereunder is repaid in full, payable on the Deferred Payment Due Date and thereafter on demand, at a rate per annum determined for each day equal to HRPT's weighted average effective interest rate on its indebtedness for money borrowed on such day (as determined by HRPT in good faith), but in no event exceeding the maximum rate permitted by law.

         The Makers may prepay principal of this Note in part or in whole from time to time without premium or penalty, but together with accrued and unpaid interest on the principal amount prepaid.

         As used herein, the term "Deferred Payment Date" means the earlier to occur of (i) the 10th day following the date of the distribution (the "Distribution") of a number of common shares of beneficial interest, $.01 par value of Senior Housing (the "Senior Housing Common Shares") by HRPT to holders of common shares of beneficial interest, $.01 par value of HRPT (the "HRPT Common Shares") equal to one tenth (1/10th) of the number of HRPT Common Shares which are issued and outstanding on the record date for the Distribution, and
(ii) December 31, 1999.

         All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to the Holder at such places within the United States of America as the Holder shall from time to time designate in lawful money of the United States of America. Payments hereunder shall be made in immediately available funds.

         Without limitation of any other right or remedy of the Holder hereunder or under the Transaction Agreement, if the Makers or any of them shall fail to pay the entire principal amount of this Note on or prior to the Deferred Payment Date, then without further demand from the Holder, SPTMRT shall within 10 days following the Deferred Payment Date (and in any case by December 31, 1999) secure its obligations under this Note with a perfected, first mortgage lien on the land, improvement and fixtures owned by SPTMRT (including those described on
Schedule I hereto) together with any personal property owned by SPTMRT and used in connection therewith (the "Premises") and perfected first assignments of and security interests in all of the tenant leases and contracts of SPTMRT identified  in  Schedule  II  hereto  and all of the  other  personal  property, fixtures and other assets and rights related to the ownership, operation and leasing of the Premises, pursuant to such mortgages, assignments, securities agreements, financing statements and other security documents which may reasonably be requested by the Holder from time to time.

         If any of the Makers shall (i) dissolve or take any action of its shareholders or board of trustees to dissolve, (ii) commence or consent to any case or proceeding under any federal or state bankruptcy, insolvency or reorganization law or any proceeding for appointment of a trustee, receiver, custodian or similar official with respect to such Maker, (iii) be subject to any case or proceeding under any federal or state bankruptcy, insolvency or reorganization law, or proceeding for appointment of a trustee, receiver, custodian or similar official with respect to such Maker, that continues for at least sixty (60) days, (iv) make an assignment for the benefit of creditors, or
(v) admit in writing its inability to pay, or fail to pay, its debts as they mature, the entire unpaid principal of, and accrued and unpaid interest on, this Note shall automatically, without any requirement of notice or action by the Holder, become immediately due and payable.

         The Makers jointly and severally will pay on demand all costs of collection, including all court costs and reasonable attorney's fees paid or incurred by the Holder in enforcing this Note upon default.

         All Makers, sureties, guarantors and endorsers hereof, by executing or endorsing this Note or by entering into or executing any agreement to pay any of the indebtedness evidenced hereby, waive (to the fullest extent permitted by law) all requirements of diligence in collection, presentment, notice of non-payment, protest, notice of protest, suit and all other conditions precedent or suretyship defenses in connection with the collection and enforcement of this Note or any guaranty of the indebtedness evidenced hereby.

         The terms of this Note and the performance and observance by the Makers of any term of this Note may only be waived by a written instrument duly executed by or on behalf of the Holder. The failure of the Holder to exercise any of its rights, remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

         This Note may be assigned in whole or, with the prior written consent of the Makers, in part (provided that any such consent shall not be required if such assignment occurs after the Deferred

Payment Date and the unpaid principal amount assigned is at least $10,000,000.00), but any assignee shall take subject to any and all defenses available to the Makers whether at law or in equity. The Makers shall keep a register at their principal place of business in the United States and shall provide for the registration of this Note and of transfers hereof. Upon surrender of this Note for registration of transfer, the Makers shall execute and deliver in the name of the designated assignee or assignees and, in the case of a partial assignment, in the name of the Holder, one or more new notes containing identical terms and provisions as this Note and in an aggregate principal amount equal to the then unpaid principal balance hereof.

         This Note is delivered in and shall be governed by and interpreted and determined in accordance with the laws of The Commonwealth of Massachusetts.

         THE DECLARATION OF TRUST ESTABLISHING EACH OF SENIOR HOUSING PROPERTIES TRUST AND SPTMRT PROPERTIES TRUST, A COPY OF EACH OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE
DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAMES "SPTMRT PROPERTIES TRUST" AND "SENIOR HOUSING PROPERTIES TRUST," RESPECTIVELY, REFER TO THE TRUSTEES UNDER THE RESPECTIVE DECLARATION
COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SPTMRT PROPERTIES TRUST OR SENIOR HOUSING PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SPTMRT PROPERTIES TRUST OR SENIOR HOUSING PROPERTIES TRUST, RESPECTIVELY. ALL PERSONS DEALING WITH SPTMRT PROPERTIES TRUST OR SENIOR HOUSING PROPERTIES TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SPTMRT PROPERTIES TRUST OR SENIOR HOUSING PROPERTIES TRUST, RESPECTIVELY, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         WITNESS the execution hereof under seal, as of the day and year first above written.

                               SPTMRT PROPERTIES TRUST



                               By: /s/ Ajay Saini
                                   Title: Treasurer and Chief Financial Officer


                               SENIOR HOUSING PROPERTIES TRUST



                               By: /s/ Ajay Saini
                                   Title: Treasurer and Chief Financial Officer

                          Schedule I to Promissory Note

         Land, improvement and fixtures owned by SPTMRT Properties Trust


                                    PROPERTY

                               6001 E. Thomas Road
                                 Scottsdale, AZ

                              17225 N. Boswell Blvd
                                  Sun City, AZ

                             24552 Paseo de Valencia
                                Laguna Hills, CA

                            1208 South Military Trail
                               Deerfield Beach, FL

                             45 Katherine Boulevard
                                 Palm Harbor, FL

                           6343 Via de Sonrisa del Sur
                                 Boca Raton, FL

                             1699 S.E. Lyngate Drive
                               Port St. Lucie, FL

                             2525 East First Street
                                 Fort Meyers, FL

                             1250 West Central Road
                              Arlington Heights, IL

                            3701 International Drive
                                Silver Spring, MD

                             4620 Bellaire Boulevard
                                  Bellaire, TX

                               5620 Wesleyan Drive
                               Virginia Beach, VA

                              900 North Taylor Road
                                  Arlington, VA

                               2610 Barracks Road
                               Charlottesville, VA

                                           Schedule II to Promissory Note

                                      Tenant Leases of SPTMRT Properties Trust

            PROPERTY                                         LEASE1
            --------                                         ------


6001 E. Thomas Road                 Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Scottsdale, AZ                      Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

17225 N. Boswell Boulevard          Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Sun City, AZ                        Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

24552 Paseo de Valencia             Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Laguna Hills, CA                    Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

6343 Via de Sonrisa del Sur         Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Boca Raton, FL                      Trust (as successor in interest to HMH Properties, Inc., and HRPT Properties
                                    Trust), as Landlord, and Marriott Senior Living Services, Inc., as Tenant, as
                                    amended to date

2525 East First Street              Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Ft. Myers, FL                       Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Continuing Care, Inc. (as successor in interest to Marriott Senior Living Services, Inc.), as Tenant, as amended to date

1208 South Military Trail           Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Deerfield Beach, FL                 Trust (as successor in interest to HMH Properties, Inc. and HRPT Properties
                                    Trust), as Landlord, and Marriott Senior Living Services, Inc, as Tenant, as
                                    amended to date

45 Katherine Boulevard              Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Palm Harbor, FL                     Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

1699 S.E. Lyngate Drive             Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Port St. Lucie, FL                  Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

1250 West Central Road              Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Arlington Heights, IL               Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Continuing Care, Inc. (as successor in interest to Marriott Senior Living Services, Inc.), as Tenant, as amended to date

3701 International Drive            Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Silver Spring, MD                   Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust, as Landlord, and Marriott Continuing Care, Inc. (as successor in interest to Marriott Senior Living Services, Inc.), as Tenant, as amended to date


            PROPERTY                                         LEASE1
            --------                                         ------


Bellaire, TX                        Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

2610 Barracks Road                  Facilities Sublease Agreement, dated October 8, 1993, between SPTMRT
Charlottesville, VA                 Properties Trust (as successor in interest to HMC Retirement Properties, Inc. and
                                    HRPT Properties Trust), as Sublandlord, and Marriott Continuing Care, Inc. (as
                                    successor in interest to Marriott Senior Living Services, Inc.), as Tenant, as
                                    amended to date

900 North Taylor Road               Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Arlington, VA                       Trust (as successor in interest to HMC Retirement Properties, Inc., and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

5620 Wesleyan Drive                 Facilities Lease Agreement, dated October 8, 1993, between SPTMRT Properties
Virginia Beach, VA                  Trust (as successor in interest to HMC Retirement Properties, Inc. and HRPT
                                    Properties Trust), as Landlord, and Marriott Senior Living Services, Inc., as
                                    Tenant, as amended to date

1 HRPT Properties Trust was known as Health and Rehabilitation Properties Trust until June 30, 1994, and was known as Health and Retirement Properties Trust from July 1, 1994 through June 30, 1998.


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